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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                November 14, 2001
                                 Date of Report
                        ---------------------------------
                        (Date of Earliest Event Reported)

                              PETROCAL INCORPORATED
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                648 First Street
                             Hermosa Beach, CA 90254
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (310) 200-6761
                         ------------------------------
                         (Registrant's telephone number)


    Delaware                      0-28955               52-2201492
--------------                  ------------      -------------------
(State  or  other                (Commission     (I.R.S.  Employer
jurisdiction  of                File  Number)     Identification  No.)
incorporation)


     ITEM  8.     CHANGE  IN  FISCAL  YEAR  OF  THE  REGISTRANT

     On November 12, 2001, the registrant changed its fiscal year end from December 31 to August 31. The registrant's fiscal year was changed to conform to the fiscal year of the operating company, Triton-Eurasia Petroleum Inc. The report covering the period September 1, 2000 through August 31, 2001 will be filed by the registrant on Form 10-KSB.

     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November  13,  2001

                                       PETROCAL  INCORPORATED

                                  By:  /s/  Darren  V.  Katic
                                       -----------------------------
                                       Darren  V.  Katic,  President